General Information	12 Months Ended
Dec. 31, 2022
Disclosure of general information about financial statements [Abstract]
General Information	GENERAL INFORMATION
Principal activities
The Group is principally engaged in the operation of casino games of chance and the development and operation of destination properties and other ancillary services in Macao. The Group’s immediate holding company is Venetian Venture Development Intermediate II. Las Vegas Sands Corp. (“LVS”), a company incorporated in Nevada, U.S.A., indirectly holds 69.91% ownership interest in the Group as at December 31, 2022, and is the Group’s ultimate holding company.
The Company was incorporated in the Cayman Islands on July 15, 2009 as an exempted company with limited liability under the Companies Act (as amended) of the Cayman Islands. The address of the Company’s registered office in the Cayman Islands is Intertrust Corporate Services (Cayman) Limited, One Nexus Way, Camana Bay, Grand Cayman, KY1-9005, Cayman Islands. The Company’s principal place of business in Hong Kong is 5/F, Manulife Place, 348 Kwun Tong Road, Kowloon, Hong Kong.
The Group owns and operates The Venetian Macao, The Londoner Macao, The Parisian Macao, The Plaza Macao, and Sands Macao. The Group’s properties collectively feature some of the world’s largest casinos, luxury suites and hotel rooms, different restaurants and food outlets, spas and theaters for live performances and multiple levels of shopping experiences, as well as other integrated resort amenities.
During 2022, the Group achieved milestones in advancing several strategic objectives. The Group was awarded a new 10-year gaming concession for the operation of casino games of chance in Macao. The Group completed the Londoner Arena and the expansion of Shoppes at Londoner during the first half of 2022, which marks the completion of the conversion of Sands Cotai Central into The Londoner Macao.
The Company’s shares were listed on the Main Board of the Stock Exchange on November 30, 2009.
The consolidated financial statements are presented in millions of United States dollars (“US$ in millions”), unless otherwise stated.
The consolidated financial statements were approved for issue by the Board of Directors on March 17, 2023.
COVID-19 Pandemic Update
While visitation to Macao remains substantially below pre-COVID-19 Pandemic levels, the Macao government’s policy regarding the management of COVID-19 and general travel restrictions has adjusted in line with changes in policy in mainland China in late December 2022 and early January 2023. Currently, visitors from mainland China, Hong Kong and Taiwan may enter Macao, subject to them holding the appropriate travel documents, without having to present any proof of COVID-19 testing. Arrivals from foreign countries must provide proof of a negative COVID-19 nucleic acid test or antigen test completed within 48 hours prior to arrival. The Group’s operations will continue to be impacted and subject to changes in the government policies of Macao, mainland China, Hong Kong and other jurisdictions in Asia addressing travel and public health measures associated with COVID-19.
Throughout the year ended December 31, 2022, various outbreaks occurred in the region, particularly in Hong Kong in late January and early February, the Guangdong province in March, Macao in mid-June and Zhuhai in early October, all of which resulted in various travel, border and/or operational restrictions. Specifically, on July 9, 2022, the Macao government ordered casinos and all non-essential businesses to close from July 11, 2022 to July 18, 2022 in an attempt to control the outbreak in Macao, which was extended through July 22, 2022. On July 20, 2022, the Macao government announced a consolidation period, which started on July 23, 2022 and ended on July 30, 2022, whereby certain business activities were allowed to resume limited operations; however, casino operations resumed, but with a maximum capacity of 50% of casino staff working at any point. Throughout August, these preventative measures were gradually reduced, as well as various restrictions on movement between Macao and Zhuhai were progressively lifted by both the Macao and mainland China governments.
Various travel restrictions, such as border closures, mandatory quarantines and proof of negative COVID-19 testing on arrival in Macao, among others, were in effect at various times during the year ended December 31, 2022, resulting in fluctuations in guest travel and visitation.
The Hong Kong/Macao Express bus service and the ferry services between the Taipa Ferry Terminal and Hong Kong International Airport recommenced on December 24, 2022 and December 30, 2022, respectively. The Group’s ferry operations between Macao and Hong Kong were suspended throughout 2022 and resumed operation on a limited basis on January 8, 2023.
The Group’s gaming operations remained open during most of the year ended December 31, 2022. While guest visitation has begun to recover with the gradual relaxation of travel and quarantine restrictions, the timing and manner in which the Group’s casinos, restaurants and shopping malls will operate at full capacity will progressively be assessed against business volumes.
As with prior periods, in support of the Macao government’s initiatives to fight the COVID-19 Pandemic, at various times throughout the year ended December 31, 2022, the Group provided both towers of the Sheraton Grand Macao hotel and also The Parisian Macao hotel to the Macao government to house individuals for quarantine and medical observation purposes.
The Group’s operations have been significantly impacted by the reduced visitation to Macao. The Macao government announced total visitation from mainland China to Macao decreased approximately 27.5% and 81.7%, during the year ended December 31, 2022, as compared to the same period in 2021 and 2019 (pre-pandemic), respectively. The Macao government also announced gross gaming revenue decreased approximately 51.4% and 85.6%, during the year ended December 31, 2022, as compared to the same period in 2021 and 2019, respectively.
At the Group’s properties, all social distancing requirements, including those requiring reduced seating at table games and a decreased number of active slot machines on the casino floor compared to pre-COVID-19 levels have ceased in early January 2023.
The disruptions arising from the COVID-19 Pandemic continued to have a significant adverse impact on the Group’s financial condition and operations during the year ended December 31, 2022. The duration and intensity of this global health situation and related disruptions are uncertain and given the dynamic nature of these circumstances, the potential future impact on the Company’s consolidated results of operations, cash flows and financial condition is uncertain.
While the Group’s properties were open with some operating at reduced levels due to lower visitation and required safety measures in place during the year ended December 31, 2022, the current economic and regulatory environment on a global basis and in Macao continues to evolve. The Group cannot predict the manner in which governments will react as the global and regional impact of the COVID-19 Pandemic changes over time, which could significantly alter the Group’s current operations.
The Group has adequate liquidity to fund its operations and meet its contractual obligations, including its obligations under the Concession Contract, for at least twelve months after the end of the reporting period. The Group had US$790 million cash and cash equivalents (excluding restricted cash and cash equivalents) and US$541 million in available borrowing capacity under the 2018 SCL Revolving Facility as at December 31, 2022, and formerly restricted cash and cash equivalent totaling US$912 million became available to the Group in January 2023. In addition, COVID-19-related travel restrictions were lifted in January 2023, and the number of tourists visiting Macao has increased significantly, with Macao's gross gaming revenue for the two months ended February 28, 2023 recovering to 43.5% of 2019 levels.
The maturity day of the 2018 SCL Revolving Facility is currently July 31, 2023. The Company intends to extend it beyond that date and we are optimistic that this extension will be granted. However, there is no assurance that it will be approved, which could have an adverse effect on our liquidity.
Macao Concession
Until December 31, 2022, the Macao government administered gaming through concession contracts awarded to three different Concessionaires and three Subconcessionaires, including VML. On June 23, 2022, the Macao government approved and authorized an extension between VML and Galaxy, thereby extending the Subconcession from June 26, 2022 to December 31, 2022. VML paid the Macao government 47 million patacas (approximately US$6 million at exchange rates in effect at the time of the transaction) and provided a bank guarantee to the Macao government on September 20, 2022, in the amount of 2.31 billion patacas (approximately US$289 million at exchange rates as defined in the bank guarantee contract) to secure the fulfillment of VML's payment obligations towards its employees if VML were unsuccessful in tendering for a new concession contract after its Subconcession expired.
On November 26, 2022, the Macao government provisionally awarded six concessions to six of the bidders, including VML, subject to satisfaction of certain conditions, including the provision of a bank guarantee of 1.0 billion patacas (approximately US$125 million) to secure the fulfillment of VML's legal, contractual and other obligations, including labor obligations. By December 9, 2022, VML had complied with all of these conditions.
On December 16, 2022, the Macao government granted VML, SCL's wholly owned subsidiary, one of six concessions to operate casinos in Macao. VML entered into a ten-year concession agreement with the Macao government, beginning on January 1, 2023. On December 19, 2022, VML requested the release of all the bank guarantees provided to the Macao government under its Subconcession, and in January 2023 such bank guarantees were released, including the 2.31 billion patacas bank guarantee.
On December 30, 2022, in accordance with the requirements of the Gaming Law and their obligations under the Undertakings, the Company's subsidiaries VML, VCL, VOL and CSL2, entered into deeds of reversion, pursuant to which they confirmed and agreed to revert to the Macao government the Gaming Assets without compensation and free of any liens or charges upon the expiry of the term of the Subconcession extension period. A total area of approximately 136,000 square meters of casinos, gaming areas and gaming support areas located in the Group’s properties (representing approximately 4.7% of the total property area) and gaming equipment (collectively referred to as the “Gaming Assets”) with a total net book value of US$753 million, reverted to, and are now owned by the Macao government on December 31, 2022. VML will continue to recognize these Gaming Assets as property and equipment and depreciate over their remaining estimated useful lives as VML will continue to operate the Gaming Assets in the same manner as under the previous Subconcession, obtain substantially all of the economic benefits and bear all of the risks arising from the use of these assets, as well as assuming it will be successful in the awarding of a new concession upon expiry of the Concession.
On the same day, VML entered into a handover record the Handover Record which granted VML the right to operate the Gaming Assets for the duration of the Concession in exchange for annual payments of 750 patacas per square meter for the first three years and 2,500 patacas per square meter for the following seven years (approximately US$93 and US$311, respectively). In years two and three, the annual payment of 750 patacas per square meter will be adjusted based on Macao's average price index for the previous year. In years five through ten, the annual payment of 2,500 patacas per square meter will be adjusted based on Macao's average price index for the prior year.
VML Capital Change
Following the June 23, 2022 amendment to Law No. 16/2001, Macao’s Gaming Law now requires, among other things, that gaming concessionaires have a minimum share capital of 5.0 billion patacas and a managing director who is a Macao permanent resident and who must hold at least 15% of the concessionaire’s share capital. As such, on December 7, 2022, VML completed a change in its share capital structure that increased VML’s registered share capital from 200 million patacas to 5.0 billion patacas and increased Mr. Sun MinQi’s (Dave), our Senior Vice President and Chief Financial Officer, shareholding in VML from 10% to 15%.